UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
 (Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
 (Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
 (Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  November 30, 2014

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

CENTER COAST MLP FOCUS FUND
(Class A: CCCAX)
(Class C: CCCCX)
(Institutional Class: CCCNX)

ANNUAL REPORT
November 30, 2014

Center Coast MLP Focus Fund
A series of Investment Managers Series Trust
Table of Contents

Shareholder Letter	1
Fund Performance	9
Schedule of Investments	10
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	29
Supplemental Information	30
Expense Example	35

This report and the financial statements contained herein are provided for the general information of the shareholders of the Center Coast MLP Focus Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.cccmlpfocusfund.com

January 28, 2015

Dear Fellow Shareholders:

We are pleased to present the Annual Report for the Center Coast MLP Focus Fund (“the Fund”) for the period ending November 30th, 2014.

The Fund’s no load Institutional Share class (CCCNX) returned +10.95% net of expenses and corporate taxes for the twelve-month period ending November 30th, 2014. This can be compared to the total return, including dividends and capital gains reinvested, of 16.86% for the broader equity markets as represented by the Standard and Poor’s 500 Index (“S&P 500”) and the total return of 12.87% for the Alerian MLP Index (“AMZ”). This year’s annual report concludes the 47th month of the Fund’s existence, and since inception the Fund has generated a cumulative total return of +46.97% and an annualized return of 10.34%.

(For the period ended 12/31/14, the Fund’s one-year total return for the Institutional share was 8.26% and since inception (12/31/10), cumulative return was 43.54% and average annual total return was 9.46%, respectively. Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month end performance, please call (877) 766-0066. Although the Fund’s estimated gross expense ratio for the Institutional Shares is stated as 8.70% in the current prospectus, the Fund’s actual gross operating expense ratio for the Institutional Shares for the fiscal year ended November 30, 2014 was 6.81%, which includes 5.62% in deferred income tax expense and 1.19% in annual fund operating expenses, as stated in the financial statements that accompany this report. While the Fund’s investment advisor has contractually agreed, until March 31, 2015, to waive its fees or absorb expenses, excluding deferred income tax expenses, so that the total annual fund operating expense does not exceed 1.25%, such fee waiver or expense absorption was not necessary as the total annual fund operating expenses were below the 1.25% cap as of the Fund’s fiscal year end, November 30, 2014.)

After a slow start, positive underlying fundamentals led to material outperformance for Master Limited Partnerships (“MLPs”) in the second and third fiscal quarters. As a result, the Fund’s Institutional Share was up 16.19% through August. Subsequently, rapid commodity price declines led to MLP underperformance as the fiscal year came to an end (the Fund’s Institutional Share was down -4.50% in the last fiscal quarter). The Fund, however, was able to generate favorable returns due in large part to its exposure to the Kinder Morgan complex—which benefited from its August restructuring announcement—but also as a result of the flight-to-quality trend that accompanied the post-summer volatility. For most of the fiscal year, the energy industry and MLPs benefitted from rising tides that seemed to “lift all boats.” Nevertheless, the Fund did not stray from its core investment thesis—investing in MLPs at defensible valuation levels that have diverse sources of cash flow, high-quality counterparties, healthy balance sheets, top-tier management teams, and historically stable cash flows that have less exposure to direct commodity price movements or a reduction in production volumes. When the dust settled on the fiscal year end, we believed this proved to be an effective strategy. Now faced with temporary headwinds due to commodity price declines, MLP investors are seeking out the type of quality we’ve focused on since inception. So as we exit the year and prepare for 2015, we continue to focus on what we do best. We believe that high-quality MLPs with stable, durable cash flows are best positioned to manage periods of heightened volatility and ultimately capitalize on the tremendous opportunity still presented by the North American oil and gas renaissance.

2014 YEAR IN REVIEW

The first few months of the fiscal year were a bit underwhelming for MLPs. The Fund’s Institutional Share returned 0.22% through February relative to 3.51% for the S&P 500. Year-end tax loss harvesting and a muted "January effect" started the year off slowly. February was then impacted by the unexpected 81% distribution reduction announcement by Boardwalk Pipeline Partners, LP (NYSE: BWP). This level of distribution reduction was unexpected by us and the market, and the impact of the announcement was widespread, affecting BWP’s natural gas transportation and storage peers and other similarly situated MLPs. We had made a small, calculated investment in BWP after a careful analysis of the risks associated with its gas transportation and storage business segments.

The distribution cut by BWP was a disappointing distraction in a fiscal quarter otherwise containing positive news and supportive macro-economic data. First and foremost, robust volume growth across multiple unconventional basins in North America continued to fuel an expanding need for new and repurposed pipelines and infrastructure. Additionally, an unseasonably cold winter increased the demand for natural gas and natural gas liquids and, when regional gas prices spiked considerably due to infrastructure constraints, illuminated the country’s need for new and expanded pipeline capacity.

As we exited February after a muted few months of performance, MLPs were teed up for success—colder temperatures were stimulating demand, commodity prices were mostly stable, and the North American oil and gas renaissance was in full bloom, fueling unparalleled North American supply growth. Approximately 90% of the Fund’s constituents reported earnings that met or exceeded Wall Street estimates for the first quarter. More importantly, no over-weight or equal-weight position reported a miss. These tailwinds resulted in competitive performance over the next few months. The Fund’s Institutional Share was up 1.71%, 3.31%, 2.52%, and 4.02% in March, April, May, and June, respectively.

Some of the strong performance can be attributed to M&A (i.e., mergers & acquisitions) activity—such as the Williams Companies, Inc. (NYSE: WMB) completion of the Access Midstream Partners, L.P. (NYSE: ACMP) general partner acquisition in June, or the rumored acquisition of the Targa entities by the Energy Transfer entities later that same month—but we believe positive industry fundamentals were the primary tailwinds behind material outperformance in the middle of the year. Numerous announcements came out during these months that served to validate the role of MLPs in the North American energy infrastructure build‐out. For example, Targa Resources Partners, LP (NYSE: NGLS), a Fund over-weight, announced 2014 earnings guidance in late March that far exceeded Wall Street expectations. Positive guidance figures were largely attributable to the partnership’s investments in propane and butane export infrastructure. Export infrastructure was a key focus throughout the year for many MLPs, as cheap hydrocarbons from North America became highly sought after by overseas demand centers such as Asia, South America, and Europe where prices remained high. Shortly after NGLS’s export-driven guidance announcement, Enterprise Products Partners L.P. (NYSE: EPD), another Fund over-weight, announced a project to build the world’s largest ethane export facility by 2016. This announcement followed EPD’s March analyst day where the partnership announced larger-than-expected capital investments across multiple basins and business functions. Announcements like these helped solidify investor confidence in the scale and scope of the energy infrastructure needed to efficiently handle growing North American oil and gas production.

After four straight months of consistently strong performance, the MLP market, as measured by the AMZ, had a modest pull-back in July. This was potentially amplified by a handful of highly anticipated initial public offerings (“IPOs”) expected to launch at the end of the month, incentivizing investors to “make room” in their portfolios. However, July underperformance was swiftly disrupted in August by Kinder Morgan, Inc.’s (NYSE: KMI) announcement that it had agreed to acquire all outstanding equity interests in Kinder Morgan Energy Partners, L.P. (NYSE: KMP), Kinder Morgan Management, LLC (NYSE: KMR), and El Paso Pipeline Partners, L.P. (NYSE: EPB). The $71 billion transaction, one of the largest deals in oil and gas history, is expected to be highly beneficial to the Kinder Morgan complex—the company expects acquisition‐related tax savings and a substantial reduction to its cost‐of‐capital to result in materially accelerated dividend growth through 2020. This transaction was highly beneficial to the Fund. In addition to owning KMI, the Fund held substantial interests in KMR and EPB, the two entities that received the highest premium and the only entity, KMR, whose sale did not trigger a taxable event. Some analysts and investors had counted Kinder Morgan out, but the Fund had built its position with a focus on Rich Kinder’s track record as a standout midstream asset manager and his continued focus on creating value for his limited partners. Largely due to its positions in the Kinder Morgan entities, the Fund’s Institutional Share was up 6.50% during the month of August.

Capital markets activity picked up in September and October as highlighted by the October IPOs of Shell Midstream Partners, L.P. (NYSE: SHLX), Dominion Midstream Partners, LP (NYSE: DM), and Antero Midstream Partners LP (NYSE: AM). The blue-chip quality of these new October offerings is of particular note. SHLX, for example, appears likely to benefit from a multi-billion dollar drop-down inventory, strategically located assets, and the biggest balance sheet of any MLP parent. Collectively, the formation of MLPs by such high-quality sponsors signals the maturity of the asset class and serves to validate the long-term value of the MLP structure to both companies and investors.

Towards the end of the fiscal quarter, crude oil prices came under pressure as a result of supply and demand concerns, a strengthening U.S. dollar, and speculation on OPEC1 production. Market weakness was further exacerbated by the general illiquidity of the MLP market and forced selling from funds that were over-levered to the MLP sector.

As the fiscal year came to an end, all eyes were on the late November OPEC meeting. For years, OPEC, led by Saudi Arabia, had played the role of swing producer, manipulating its own output to support oil prices globally. However, on November 27, 2014, OPEC decided to maintain its target production level of thirty million barrels per day despite a greater than 25% drop in oil prices since the summer. OPEC’s action, or inaction, sent the message that it will no longer bear the burden of market adjustment alone—the onus is on other producers. In the absence of cartel price manipulation, the price of oil is now dictated by market dynamics. As a result, the oversupplied market is currently adjusting itself to find a price floor: a price where excess supply becomes uneconomic and stops being produced. Since the OPEC announcement to the end of December, NYMEX spot crude prices have fallen by more than $20 per barrel to less than $60 per barrel, the lowest levels since the 2008/2009 financial crisis.

POSITIONING THE FUND FOR 2015

As we write this Annual Shareholder Letter, the energy market is squarely focused on the impact of the rapid decline in crude oil prices. Common questions investors are asking include: Which North American crude oil basins are the most economical in this pricing environment? Which producers are healthy enough to manage through the price decline? Which MLPs have direct commodity price exposure? Which MLPs are relying on volumes from non-economic regions or from credit-challenged producers? These are the same questions that Center Coast has been asking since its inception. With over 45 years of midstream industry experience, we have seen many episodes of price and production volatility, so it is important to put the current situation in perspective.

As we have indicated before, we believe that the discovery of North American unconventional oil and gas is a game-changer that is redefining North America’s role in global energy across all of the commodity streams—natural gas, natural gas liquids (NGLs), and crude oil. It was not long ago that the U.S. was preparing for “peak oil” and building large natural gas import facilities. In just a few years after cracking the code on shale oil and gas production, the U.S. became the world’s leading hydrocarbon producer—#1 producer of natural gas, #1 producer of natural gas liquids, and #3 producer of crude oil. U.S. production has grown an impressive 23% since the end of 2011.2

[1]	Organization of the Petroleum Exporting Countries: Algeria, Angola, Ecuador, Iran, Iraq, Kuwait, Libya, Nigeria, Qatar, Saudi Arabia, United Arab Emirates, and Venezuela
[2]	According to Energy Information Administration and International Energy Agency estimates as of September 2014

Prices have fallen before and will be volatile again in the future. Natural gas prices fell under similar circumstances in 2008/2009 and remain depressed. Natural gas liquids prices fell in 2012 and also remain depressed. Crude oil prices fell almost 30% in mid-2012, albeit briefly. Despite these price declines and volatility, the cash flow of the Fund’s core holdings has grown more than 10% since 2011 and remains relatively insulated from price changes. The Fund’s focus is on fee-based midstream service providers for this very reason—midstream cash flows tend to remain stable in different commodity price and macro environments. Approximately 85% of the cash flow generated by the Fund’s underlying holdings is fee-based, and the weighted average coverage ratio3 is expected to be greater than 1.15x over the next twelve months.

The Fund also diversifies across commodity streams to help mitigate exposure to any one, specific commodity. As a result, the portfolio as of November 30, 2014 was approximately weighted as follows: 25% gas transmission; 25% gas gathering and processing; 15% refined products; 10% natural gas liquids, and; 25% crude oil transportation and storage. Additionally, we do not believe a decline in crude prices will significantly impact the quality, crude-levered MLPs in which we invest, as they do not need record volumes from new crude oil basins to be successful over the long term. Moreover, we believe the weighted-average credit quality of our portfolio is outstanding; over 80% of the Fund’s underlying holdings are classified as “investment grade” or affiliates of investment grade companies.

Past experience leads us to believe that the pendulum may have swung too far for specific MLPs in this most recent round of volatility, but we continue to focus squarely on balancing our portfolio in a manner that best mitigates the aforementioned risk factors, and we feel confident in the fundamentals supporting the cash flow of the Fund’s MLP investments.

SUMMARY

Fiscal year 2014 proved to be an eventful one. After a slow start, the Fund enjoyed strong performance as prolific production from new unconventional oil and gas basins drove earnings beats and highlighted the need for vast amounts of new energy infrastructure. The summer months saw continued success and large-scale M&A transactions that signaled the potential start of a consolidation trend. The Fund’s MLP holdings were able to grow their distributions at a weighted average rate4 of 11% over the fiscal year, but fundamental success was unfortunately overshadowed by rapid commodity price declines in the final few months. Market volatility followed, and we cannot control that factor. What we can control is making investments at defensible valuation levels in entities run by high-quality management teams that operate high-quality assets that seem positioned to deliver durable, stable, growing cash flows in bull and bear markets. This is the Fund’s strategy. A strategy that provided attractive results for investors in fiscal year 2014. The Fund’s underlying holdings exited the fiscal year with an approximate distribution rate of 5.0% and strong potential for high distribution growth in 2015. We believe these factors provide for an attractive total return potential in 2015, and we continue to believe that an investment in MLPs with high-quality assets and sustainable cash flows should support Fund performance for the foreseeable future.

[3]	An MLP’s “coverage ratio” is equal to its “cash available for distribution” divided by the total amount of distributions made to its general partner and other unitholders. Distributions include both cash and in-kind distributions. “Cash available for distribution” is a non-GAAP financial measure commonly defined as adjusted EBITDA attributable to the partnership less maintenance capital expenditures, net interest paid, income taxes paid, and other cash adjustments, as necessary.
[4]	As determined by the Fund’s holdings as of the end of the fiscal year; calculated as the sum of each holding’s year-over-year distribution per unit growth rate multiplied by its respective weighting in the Fund.

As always, we appreciate your investment with us.

Best Regards,

Dan C. Tutcher		Robert T. Chisholm
Principal & Portfolio Manager		Principal & Portfolio Manager

Jeff A. Jorgensen
Director of Research

IMPORTANT RISKS AND DISCLOSURES

The views expressed in this report reflect those of the Fund’s Sub‐Advisor as of the date this is written and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding the Fund’s investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change. To the extent this report contains forward looking statements, unforeseen circumstances may cause actual results to differ materially from the views expressed as of the date this is written.

An investment in the Center Coast MLP Focus Fund is subject to risk, including the possible loss of principal amount invested and the following risks which are more fully described in the prospectus. The Fund concentrates in master limited partnerships (MLPs), which involve additional risks to those from investments in common stock, including but not limited to cash flow risk, tax risk, and risks associated with limited voting rights. In order to provide professional management of a portfolio comprised primarily of MLP investments in a mutual fund format, the Fund is structured as a “C” Corporation. Therefore, unlike most other open-end mutual funds, the Fund will accrue and pay federal, state and local income taxes on its taxable income, if any, at the Fund level, which will ultimately reduce the returns that the shareholder would have otherwise received. Additionally, because the Fund is taxable as a “C” corporation, the Fund’s net asset value per share (“NAV”) will include a deferred tax expense or asset, which is reflected in the Fund’s NAV on a daily basis. The Fund’s deferred tax expense or asset is based on estimates that could vary dramatically from the Fund’s actual tax liability/benefit, and therefore, could have a material impact on the Fund’s NAV. The Fund, unlike the MLPs in which it invests which are treated as partnerships for U.S. Federal income tax purposes, is not a pass-through entity. Consequently, the tax characterization of the distributions paid by the Fund, such as dividend income or return of capital, may differ greatly from those of its MLP investments. An investment in the Fund does not provide the same tax benefits as a direct investment in an MLP.

The Fund currently anticipates paying cash distributions at a rate that over time is similar to the distribution rate the Fund receives from the MLPs in which it invests, without offset for the expenses of the Fund. The Fund may maintain cash reserves, borrow or sell certain investments at less desirable prices in order to pay the expenses of the Fund. Because the Fund’s distribution policy takes into consideration estimated future cash flows from its underlying holdings, and to permit the Fund to maintain a stable distribution rate, the Fund’s distributions may not represent yield or investment return on the Fund’s portfolio. To the extent that the distributions paid exceed the distributions the Fund has received, the distributions will reduce the Fund’s net assets. The Fund is not required to make distributions and in the future could decide not to make such distributions or not to make distributions at a rate that over time is similar to the distribution rate it receives from the MLPs in which it invests.

It is expected that a portion of the distributions will be considered tax deferred return of capital (ROC). ROC is tax deferred and reduces the shareholder’s cost basis (until the cost basis reaches zero); and when the Fund shares are sold, if the result is a gain, it would then be taxable to the shareholder at the capital gains rate. Any portion of distributions that is not considered ROC is expected to be characterized as qualified dividends for tax purposes. Qualified dividends are taxable in the year received and do not serve to reduce the shareholder’s cost basis. The portion of the Fund’s distributions that may be classified as ROC is uncertain and can be materially impacted by events that are not subject to the control of the Fund’s advisor or sub-advisor (e.g. mergers, acquisitions, reorganizations and other capital transactions occurring at the individual MLP level, changes in the tax characterization of distributions received from the MLP investments held by the Fund, changes in tax laws, etc.). Because of these factors, the portion of the Fund’s distributions that are considered ROC may vary materially from year to year. Accordingly, there is no guarantee that future distributions will maintain the same classification for tax purposes as past distributions.

The MLPs owned by the Fund are subject to regulatory and tax risks, including but not limited to changes in current tax law which could result in MLPs being treated as corporations for U.S. federal income tax purposes or the elimination or reduction of MLPs tax deductions, which could result in a material decrease in the Fund’s NAV and/or lower after-tax distributions to Fund shareholders.

As a non‐diversified fund, the Fund may focus its assets in the securities of fewer issuers, which exposes the Fund to greater market risk than if its assets were diversified among a greater number of issuers. A substantial portion of the MLPs within the Fund are primarily engaged in the energy sector. As a result, any negative development affecting that sector, such as regulatory, environmental, commodity pricing or extreme weather risk, will have a greater impact on the Fund than a fund that is not over‐weighted in that sector. Accordingly, the Fund may not be suitable for all investors. Investors should read the prospectus carefully and should consult with their tax, accounting or financial consultants before investing.

The S&P 500 Index is a broad‐based, unmanaged measurement of changes in stock market conditions on the average of 500 widely held common stocks. The Alerian MLP Index is a market-cap weighted, float-adjusted index which tracks the performance of the 50 most prominent energy Master Limited Partnerships. Unlike the Fund, the Alerian MLP Index is not structured as a C-corporation. One cannot invest directly in an index.

Center Coast MLP Focus Fund
FUND PERFORMANCE at November 30, 2014 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Institutional Class Shares, made at its inception, with a similar investment in the S&P 500® Index and the Alerian MLP Index.  Results include the reinvestment of all dividends and capital gains.

The S&P 500® Index is a market weighted index composed of 500 large capitalization companies. The Alerian MLP index is a composite of the 50 most prominent master limited partnerships calculated using a float-adjusted, capitalization-weighted methodology.  These indices do not reflect expenses, fees or sales charge, which would lower performance. The indices are unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of November 30, 2014	1 Year	3 Years	Since Inception (12/31/10)
Before deducting maximum sales charge
Class A¹	10.62%	10.96%	10.15%
Class C²	9.87%	10.19%	9.26%
Institutional Class³	10.95%	11.23%	10.34%
After deducting maximum sales charge
Class A¹	4.28%	8.78%	8.50%
Class C²	8.87%	10.19%	9.26%
S&P 500® Index	16.86%	20.93%	15.99%
Alerian MLP Index	12.87%	16.23%	14.36%

The performance date quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (877) 766-0066.

Gross and Net Expense Ratios for Class A shares were 8.95% and 8.98% respectively, for the Class C shares were 9.70% and 9.73% respectively, and for the Institutional Class shares were 8.70% and 8.73% respectively, which were the amounts stated in the current prospectus as of the date of this report.  The Fund’s Advisor has contractually agreed to waive its fees and/or absorb expenses.  In the absence of such waivers, the Fund’s returns would have been lower.  The contractual fee waivers are in effect until March 31, 2015.

¹	Maximum sales charge for Class A shares is 5.75%. No sales charge applies to purchase of $1 million or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within 12 months of purchase.
²	No sales charge applies on investments but a CDSC of 1.00% will be imposed on certain redemptions of shares within 12 months of the date of purchase.
³	Institutional Class shares do not have any initial or contingent deferred sales charge.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.

Center Coast MLP Focus Fund
SCHEDULE OF INVESTMENTS
As of November 30, 2014

Number of Shares		Value

	COMMON STOCKS – 18.6%
	DIVERSIFIED C-CORPS – 12.1%
9,297,498	Kinder Morgan, Inc.	$384,451,522
34,742	SemGroup Corp. - Class A	2,570,561
		387,022,083
	GP C-CORP – 6.5%
3,560,434	Plains GP Holdings LP - Class A	92,500,075
401,530	Targa Resources Corp.	45,830,634
1,315,533	Williams Cos., Inc.	68,078,833
		206,409,542
	TOTAL COMMON STOCKS (Cost $505,801,091)	593,431,625

	MASTER LIMITED PARTNERSHIP SHARES – 89.2%
	DIVERSIFIED – 30.0%
5,528,502	Enterprise Products Partners LP	206,434,265
4,227,649	ONEOK Partners LP	186,354,768
4,353,506	Targa Resources Partners LP	238,702,734
2,863,063	Tesoro Logistics LP	163,967,618
3,141,937	Williams Partners LP	162,563,820
		958,023,205
	GAS GATHERING & PROCESSING – 20.4%
2,648,973	Access Midstream Partners LP	166,037,628
1,348,163	Crestwood Midstream Partners LP	27,071,113
4,891,804	EnLink Midstream Partners LP	136,432,414
1,115,535	MarkWest Energy Partners LP	79,269,917
2,088	QEP Midstream Partners LP	33,512
625,451	Summit Midstream Partners LP	28,395,475
2,991,654	Western Gas Partners LP	212,198,018
		649,438,077
	GAS TRANSPORTATION & STORAGE – 13.1%
1,369,325	EQT Midstream Partners LP	114,530,343
1,533,134	Spectra Energy Partners LP	82,743,242
888,377	Tallgrass Energy Partners LP	37,960,349
2,557,211	TC Pipelines LP	184,093,620
		419,327,554
	GP PARTNERSHIP – 3.7%
888,505	Atlas Energy LP	31,524,157
1,369,395	Western Gas Equity Partners LP	85,998,006
		117,522,163
	MATURE / LARGE CAP LIQUIDS TRANSPORTATION & STORAGE – 21.0%
2,132,615	Buckeye Partners LP	163,934,115

Center Coast MLP Focus Fund
SCHEDULE OF INVESTMENTS - Continued
As of November 30, 2014

Number of Shares		Value

	MASTER LIMITED PARTNERSHIP SHARES (Continued)
	MATURE / LARGE CAP LIQUIDS TRANSPORTATION & STORAGE (Continued)
1,544,248	Magellan Midstream Partners LP	$128,002,717
4,124,385	Plains All American Pipeline LP	212,199,608
3,450,625	Sunoco Logistics Partners LP	166,113,088
		670,249,528
	OTHER – 0.1%
133,587	Westlake Chemical Partners LP	3,779,176

	SMALL-CAP / HIGH-GROWTH LIQUIDS TRANSPORTATION & STORAGE – 0.9%
75,891	MPLX LP	5,039,921
172,834	Rose Rock Midstream LP	9,277,729
432,166	Shell Midstream Partners LP*	15,782,703
		30,100,353
	TOTAL MASTER LIMITED PARTNERSHIP SHARES (Cost $2,234,145,707)	2,848,440,056

Principal Amount

	SHORT-TERM INVESTMENTS – 2.1%
$65,430,994	UMB Money Market Fiduciary, 0.01%[1]	65,430,994

	TOTAL SHORT-TERM INVESTMENTS (Cost $65,430,994)	65,430,994

	TOTAL INVESTMENTS – 109.9% (Cost $2,805,377,792)	3,507,302,675
	Liabilities in Excess of Other Assets – (9.9)%	(316,080,969)

	TOTAL NET ASSETS – 100.0%	$3,191,221,706

LP – Limited Partnership

*	No distribution or dividend was made during the period ended. As such, it is classified as a non-income producing security.
[1]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Center Coast MLP Focus Fund
SUMMARY OF INVESTMENTS
As of November 30, 2014

Security Type/Sector	Percent of Total Net Assets
Master Limited Partnership Shares
Diversified	30.0%
Mature / Large Cap Liquids Transportation & Storage	21.0%
Gas Gathering & Processing	20.4%
Gas Transportation & Storage	13.1%
GP Partnership	3.7%
Small-cap / High-Growth Liquids Transportation & Storage	0.9%
Other	0.1%
Total Master Limited Partnership Shares	89.2%
Common Stocks
Diversified C-Corps	12.1%
GP C-Corp	6.5%
Total Common Stocks	18.6%
Short-Term Investments	2.1%
Liabilities in Excess of Other Assets	(9.9)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Center Coast MLP Focus Fund
STATEMENT OF ASSETS AND LIABILITIES
As of November 30, 2014

Assets:
Investments, at fair value (cost $2,805,377,792)	$3,507,302,675
Receivables:
Investment securities sold	245,390,788
Fund shares sold	6,867,283
Dividends and interest	360
Prepaid expenses	322,040
Deferred tax asset	28,682,933
Total assets	3,788,566,079

Liabilities:
Payables:
Investment securities purchased	255,209,561
Fund shares redeemed	3,232,595
Advisory fees	2,655,662
Distribution fees - Class A & Class C (Note 6)	999,691
Shareholder servicing fees (Note 7)	110,632
Administration fees	193,937
Transfer agent fees and expenses	146,357
Fund accounting fees	68,609
Auditing fees	40,164
Custody fees	36,646
Chief Compliance Officer fees	1,808
Trustees' fees	545
Deferred tax liability	334,287,795
Accrued other expenses	360,371
Total liabilities	597,344,373

Net Assets	$3,191,221,706

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$2,747,030,420
Accumulated net investment loss, net of deferred taxes	(125,979,238)
Accumulated net realized gain on investments and written options contracts, net of deferred taxes	127,677,078
Net unrealized appreciation (depreciation), net of deferred taxes, on:
Investments	442,493,446
Net Assets	$3,191,221,706

Net asset value, offering and redemption price per share:
Class A Shares:
Net assets applicable to shares outstanding	$566,018,311
Shares outstanding	49,259,557
Net asset value and redemption price per share[1]	$11.49
Maximum sales charge (5.75% of offering price)[2]	$0.70
Offering price	$12.19

Class C Shares:
Net assets applicable to shares outstanding	$1,056,466,057
Shares outstanding	95,387,937
Net asset value, offering price and redemption price per share[3]	$11.08

Institutional Shares:
Net assets applicable to shares outstanding	$1,568,737,338
Shares outstanding	135,581,194
Net asset value, offering price and redemption price per share	$11.57

[1]	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% will be charged on certain purchases of $1 million or more that are redeemed in whole or in part within 12 months of purchase.
[2]	No initial sales charge is applied to purchases of $1 million or more. On sales of $50,000 or more, the sales charge will be reduced.
[3]	A CDSC of 1.00% will be charged on purchases that are redeemed in whole or in part within 12 months of purchase.

See accompanying Notes to Financial Statements.

Center Coast MLP Focus Fund
STATEMENT OF OPERATIONS
For the Year Ended November 30, 2014

Investment Income:
Distributions from master limited partnerships	$125,782,232
Less return of capital on distributions	(125,782,232)
Dividend income	6,757,564
Interest	6,055
Total investment income	6,763,619

Expenses:
Advisory fees	27,762,044
Distribution fees - Class C (Note 6)	9,255,556
Distribution fees - Class A (Note 6)	1,962,584
Administration fees	1,360,448
Shareholder servicing fees (Note 7)	1,280,445
Transfer agent fees and expenses	898,979
Franchise tax	435,357
Fund accounting fees	359,397
Shareholder reporting fees	263,078
Registration fees	193,921
Custody fees	175,586
Miscellaneous	160,052
Legal fees	48,870
Auditing fees	47,624
Chief Compliance Officer fees	15,340
Trustees' fees and expenses	15,118
Insurance fees	6,470

Total expenses	44,240,869
Net investment loss, before taxes	(37,477,250)
Deferred tax benefit	13,827,515
Net investment loss, net of deferred taxes	(23,649,735)

Net Realized and Unrealized Gain on Investments:
Net realized gain on:
Investments	188,042,972
Written options contracts	104,093
Deferred tax expense	(69,530,523)
Net realized gain, net of deferred taxes	118,616,542

Net change in unrealized appreciation/depreciation on:
Investments	271,659,513
Written options contracts	591
Deferred tax expense	(100,147,416)
Net change in unrealized appreciation/depreciation	171,512,688
Net realized and unrealized gain on investments	290,129,230

Net Increase in Net Assets from Operations	$266,479,495

See accompanying Notes to Financial Statements.

Center Coast MLP Focus Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	November 30,	November 30,
	2014	2013
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss, net of deferred taxes	$(23,649,735)	$(17,812,251)
Net realized gain on investments and written options
contracts, net of deferred taxes	118,616,542	8,987,186
Change in net unrealized appreciation/depreciation on investments
and written options contracts, net of deferred taxes	171,512,688	225,530,513
Net increase in net assets resulting from operations	266,479,495	216,705,448

Distributions to Shareholders:
From net investment income:
Class A	(20,131,117)	-
Class C	(26,202,314)	-
Institutional Class	(30,723,402)	-
From return of capital:
Class A	(24,848,659)	(42,444,023)
Class C	(32,342,585)	(38,185,351)
Institutional Class	(37,923,149)	(31,877,815)
Total distributions to shareholders	(172,171,226)	(112,507,189)

Capital Transactions: (See Note 10)
Class A	(278,001,720)	307,891,937
Class C	269,332,331	419,519,128
Institutional Class	901,956,519	330,451,530
Net increase in net assets from capital transactions	893,287,130	1,057,862,595

Total increase in net assets	987,595,399	1,162,060,854

Net Assets
Beginning of period	2,203,626,307	1,041,565,453
End of period	$3,191,221,706	$2,203,626,307

Accumulated net investment loss, net of deferred taxes	$(125,979,238)	$(25,272,670)

Capital Share Transactions: (See Note 10)
Class A	(23,168,841)	28,483,001
Class C	24,220,653	39,461,364
Institutional Class	77,490,532	30,375,512
Net increase from capital share transactions	78,542,344	98,319,877

See accompanying Notes to Financial Statements.

Center Coast MLP Focus Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended November 30, 2014		For the Year Ended November 30, 2013		For the Year Ended November 30, 2012	For the Period December 31, 2010* through November 30, 2011
Net asset value, beginning of period	$11.02		$10.13		$10.11	$10.00
Income from Investment Operations
Net investment loss[1]	(0.08)		(0.10)		(0.10)	(0.08)
Return of capital[1]	0.33		0.39		0.39	0.34
Net realized and unrealized gain on investments[1,2]	0.90		1.27		0.38	0.41
Total from investment operations	1.15		1.56		0.67	0.67

Less Distributions:
From net investment income	(0.30)		-		-	-
From return of capital	(0.38)		(0.67)		(0.65)	(0.56)
Total distributions	(0.68)		(0.67)		(0.65)	(0.56)

Net asset value, end of period	$11.49		$11.02		$10.13	$10.11

Total return[4]	10.62%		15.67%		6.77%	6.87%	[3]

Ratios and Supplemental Data
Net assets, end of period (in thousands)	$566,018		$798,021		$445,142	$127,439

Ratio of expenses to average net assets:
Before expense recovery/(waiver) and deferred tax expense	1.44%		1.46%		1.53%	1.87%	[5]
Expense recovery/(waiver)	-%		0.03%		(0.03)%	(0.37)%	[5]
Net of expense recovery/(waiver) and before deferred tax expense	1.44%		1.49%		1.50%	1.50%	[5]
Deferred tax expense[6]	5.62%	[8]	7.49%	[8,9]	2.78%	7.17%	[5]
Total expenses	7.06%		8.98%	[9]	4.28%	8.67%	[5]
Ratio of net investment income (loss) to average net assets:
Before expense recovery/(waiver) and deferred tax benefit	(1.20)%		(1.46)%		(1.53)%	(1.87)%	[5]
Expense recovery/(waiver)	-%		0.03%		(0.03)%	(0.37)%	[5]
Net of expense recovery/(waiver) and before deferred tax benefit	(1.20)%		(1.49)%		(1.50)%	(1.50)%	[5]
Deferred tax benefit[7]	0.50%	[8]	0.61%	[8,9]	0.56%	0.60%	[5]
Net investment loss	(0.70)%		(0.88)%	[9]	(0.94)%	(0.90)%	[5]
Portfolio turnover rate	55%		9%		12%	12%	[3]

*	Commencement of operations.
[1]	Based on average shares outstanding during the period.
[2]	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions this period.
[3]	Not annualized.
[4]	Total returns would have been lower/higher had expenses not been waived or absorbed/recovered by the Advisor. Returns shown do not include payment of sales load of 5.75% of offering price which is reduced on sales of $50,000 or more. Returns do not include a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain purchases of $1 million or more that are redeemed in whole or in part within 12 months of purchase. If sales charges and CDSC were included total return would be lower. The return includes Rule 12b-1 fees of 0.25% and does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
[5]	Annualized.
[6]	Deferred tax expense (benefit) estimate for the ratio calculation is derived from net investment income (loss), and realized and unrealized gains (losses).
[7]	Deferred tax benefit (expense) estimate for the ratio calculation is derived from net investment income (loss) only.
[8]	Effective January 1, 2012 the deferred tax expense and deferred tax benefit are allocated based on average net assets.
[9]	Ratios have been restated due to a change in accounting methodology.

See accompanying Notes to Financial Statements.

Center Coast MLP Focus Fund
FINANCIAL HIGHLIGHTS
Class C

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended November 30, 2014		For the Year Ended November 30, 2013		For the Year Ended November 30, 2012	For the Period December 31, 2010* through November 30, 2011
Net asset value, beginning of period	$10.72		$9.94		$10.00	$10.00
Income from Investment Operations
Net investment loss[1]	(0.16)		(0.15)		(0.14)	(0.12)
Return of capital[1]	0.32		0.38		0.38	0.34
Net realized and unrealized gain on investments[1,2]	0.88		1.22		0.35	0.34
Total from investment operations	1.04		1.45		0.59	0.56

Less Distributions:
From net investment income	(0.30)		-		-	-
From return of capital	(0.38)		(0.67)		(0.65)	(0.56)
Total distributions	(0.68)		(0.67)		(0.65)	(0.56)

Net asset value, end of period	$11.08		$10.72		$9.94	$10.00

Total return[4]	9.87%		14.84%		6.02%	5.73%	[3]

Ratios and Supplemental Data
Net assets, end of period (in thousands)	$1,056,466		$762,945		$315,288	$55,461

Ratio of expenses to average net assets:
Before expense recovery/(waiver) and deferred tax expense	2.19%		2.21%		2.28%	2.62%	[5]
Expense recovery/(waiver)	-%		0.03%		(0.03)%	(0.37)%	[5]
Net of expense recovery/(waiver) and before deferred tax expense	2.19%		2.24%		2.25%	2.25%	[5]
Deferred tax expense[6]	5.62%	[8]	7.49%	[8,9]	2.50%	7.17%	[5]
Total expenses	7.81%		9.72%	[9]	4.75%	9.42%	[5]
Ratio of net investment income (loss) to average net assets:
Before expense recovery/(waiver) and deferred tax benefit	(1.95)%		(2.21)%		(2.28)%	(2.62)%	[5]
Expense recovery/(waiver)	-%		0.03%		(0.03)%	(0.37)%	[5]
Net of expense recovery/(waiver) and before deferred tax benefit	(1.95)%		(2.24)%		(2.25)%	(2.25)%	[5]
Deferred tax benefit[7]	0.50%	[8]	0.61%	[8,9]	0.84%	0.90%	[5]
Net investment loss	(1.45)%		(1.62)%	[9]	(1.41)%	(1.35)%	[5]
Portfolio turnover rate	55%		9%		12%	12%	[3]

*	Commencement of operations.
[1]	Based on average shares outstanding during the period.
[2]	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions this period.
[3]	Not annualized.
[4]	Total returns would have been lower/higher had expenses not been waived or absorbed/recovered by the Advisor. Returns shown do not include a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on purchases that are redeemed in whole or in part within 12 months of purchase. If the CDSC was included total returns would be lower. The return includes Rule 12b-1 fees of 1.00% and does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
[5]	Annualized.
[6]	Deferred tax expense (benefit) estimate for the ratio calculation is derived from net investment income (loss), and realized and unrealized gains (losses).
[7]	Deferred tax benefit (expense) estimate for the ratio calculation is derived from net investment income (loss) only.
[8]	Effective January 1, 2012 the deferred tax expense and deferred tax benefit are allocated based on average net assets.
[9]	Ratios have been restated due to a change in accounting methodology.

See accompanying Notes to Financial Statements.

Center Coast MLP Focus Fund
FINANCIAL HIGHLIGHTS
Institutional Class

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended November 30, 2014		For the Year Ended November 30, 2013		For the Year Ended November 30, 2012	For the Period December 31, 2010* through November 30, 2011
Net asset value, beginning of period	$11.06		$10.14		$10.10	$10.00
Income from Investment Operations
Net investment loss[1]	(0.05)		(0.09)		(0.08)	(0.07)
Return of capital[1]	0.33		0.39		0.39	0.34
Net realized and unrealized gain on investments[1,2]	0.91		1.29		0.38	0.39
Total from investment operations	1.19		1.59		0.69	0.66

Less Distributions:
From net investment income	(0.30)		-		-	-
From return of capital	(0.38)		(0.67)		(0.65)	(0.56)
Total distributions	(0.68)		(0.67)		(0.65)	(0.56)

Net asset value, end of period	$11.57		$11.06		$10.14	$10.10

Total return[4]	10.95%		15.96%		6.98%	6.78%	[3]

Ratios and Supplemental Data
Net assets, end of period (in thousands)	$1,568,738		$642,660		$281,135	$52,002

Ratio of expenses to average net assets:
Before expense recovery/(waiver) and deferred tax expense	1.19%		1.21%		1.28%	1.62%	[5]
Expense recovery/(waiver)	-%		0.03%		(0.03)%	(0.37)%	[5]
Net of expense recovery/(waiver) and before deferred tax expense	1.19%		1.24%		1.25%	1.25%	[5]
Deferred tax expense[6]	5.62%	[8]	7.49%	[8,9]	2.87%	7.17%	[5]
Total expenses	6.81%		8.73%	[9]	4.12%	8.42%	[5]
Ratio of net investment income (loss) to average net assets:
Before expense recovery/(waiver) and deferred tax benefit	(0.95)%		(1.21)%		(1.28)%	(1.62)%	[5]
Expense recovery/(waiver)	-%		0.03%		(0.03)%	(0.37)%	[5]
Net of expense recovery/(waiver) and before deferred tax benefit	(0.95)%		(1.24)%		(1.25)%	(1.25)%	[5]
Deferred tax benefit[7]	0.50%	[8]	0.61%	[8,9]	0.46%	0.50%	[5]
Net investment loss	(0.45)%		(0.62)%	[9]	(0.79)%	(0.75)%	[5]
Portfolio turnover rate	55%		9%		12%	12%	[3]

*	Commencement of operations.
[1]	Based on average shares outstanding during the period.
[2]	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions this period.
[3]	Not annualized.
[4]	Total returns would have been lower/higher had expenses not been waived or absorbed/recovered by the Advisor. The return does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
[5]	Annualized.
[6]	Deferred tax expense (benefit) estimate for the ratio calculation is derived from net investment income (loss), and realized and unrealized gains (losses).
[7]	Deferred tax benefit (expense) estimate for the ratio calculation is derived from net investment income (loss) only.
[8]	Effective January 1, 2012 the deferred tax expense and deferred tax benefit are allocated based on average net assets.
[9]	Ratios have been restated due to a change in accounting methodology.

See accompanying Notes to Financial Statements.

Center Coast MLP Focus Fund
NOTES TO FINANCIAL STATEMENTS
November 30, 2014

Note 1 – Organization
Center Coast MLP Focus Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund’s primary investment objective is to seek maximum total return with an emphasis on providing cash distributions to shareholders. The Fund currently offers three classes of shares: A Shares, C Shares, and Institutional Shares.  The Fund commenced operations on December 31, 2010.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees.  Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.  Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices.  Equity securities that are traded on the NASDAQ are valued at the NASDAQ Official Closing Price.  Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at fair value considering prices for securities of comparable maturity, quality and type.  Short-term securities with remaining maturities of sixty days or less may be valued at amortized cost.  The Fund values exchange-traded options at the last sales price, or, if no last sales price is available, at the last bid price.

A Fund’s assets are valued at their fair market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Master Limited Partnerships
A master limited partnership (“MLP”) is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986 (the “Code”), the partnership interests or “units” of which are traded on securities exchanges like shares of corporate stock.  Holders of MLP units generally have limited control and voting rights on matters affecting the partnership.

Center Coast MLP Focus Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2014

The value of the Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for U.S. federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation or other form of taxable entity and there could be a material decrease in the value of its securities. Additionally, if tax law changes to eliminate or reduce tax deductions such as depletion, depreciation and amortization expense deductions that MLPs have been able to use to offset a significant portion of their taxable income with, it could significantly reduce the value of the MLPs held by the Fund and could cause a greater portion of the income and gain allocated to the Fund to be subject to U.S. federal, state and local corporate income taxes, which would reduce the amount the Fund can distribute to shareholders and could increase the percentage of Fund distributions treated as dividends instead of tax-deferred return of capital.

Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs in a given year generally will reduce the Fund’s taxable income (and earnings and profits), but those deductions may be recaptured in the Fund’s taxable income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when the Fund disposes of its interests in the MLPs.  When deductions are recaptured, distributions to the Fund’s shareholders may be taxable.

(c) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(d) Return of Capital Estimates
Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. For the year ended November 30, 2014, the Fund estimated that 55% of the MLP distributions received would be treated as return of capital.

(e) Partnership Accounting Policy
The Fund records its pro-rata share of the income/(loss) and capital gains/(losses), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.

(f) Options
The Fund may write or purchase options contracts primarily to enhance the Fund’s returns or to hedge against declines in the prices of portfolio securities. In addition, the Fund may write put options to hedge against increases in the prices of securities which it intends to purchase. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as a purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the options contracts.

Center Coast MLP Focus Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2014

Transactions in written options contracts for the year ended November 30, 2014 were as follows:

	Number of Contracts	Premium Amount
Outstanding at November 30, 2013	332	$37,589
Options written	1,016	66,504
Options closed	-	-
Options expired	(1,348)	(104,093)
Options exercised	-	-
Outstanding at November 30, 2014	-	$-

(g) Distributions to Shareholders
Dividends, if any, are declared and distributed monthly. The estimated characterization of the distributions paid will be either a dividend (ordinary income) or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. It is anticipated that a portion of its distributions will be comprised of return of capital as a result of the tax character of cash distributions made by the Fund’s investments. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year. The Fund will inform shareholders of the final tax character of the distributions on IRS Form DIV in February 2015. For the year ended November 30, 2014, the Fund’s distributions were expected to be comprised of 55% return of capital.

The portion of the Fund’s distributions that may be classified as return of capital is uncertain and can be materially impacted by events that are not subject to the control of the Fund’s advisor or sub-advisor (e.g., merger, acquisitions, reorganizations and other capital transactions occurring at the individual MLP level, changes in the tax characterization of distributions received from the MLP investments held by the Fund, changes in tax laws, etc.).  Because of these factors, the portion of the Fund’s distributions that are classified as return of capital may vary materially from year to year.  Accordingly, there is no guarantee that future distributions will maintain the same classification for tax purposes as past distributions.

The distributions are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The character may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Center Coast MLP Focus Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2014

(h) Energy Industry Concentration Risk
A substantial portion of the MLPs in which the Fund invests are engaged primarily in the energy industry.  As a result, the Fund will be concentrated in the energy industry, and will therefore be susceptible to adverse economic, environmental or regulatory occurrences affecting the energy industry.

(i) Federal Income Taxes
The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, therefore it will be taxed as a corporation.  As a corporation, the Fund is obligated to pay federal, state and local income tax on taxable income.  Currently, the maximum marginal regular federal income tax rate for a corporation is 35%.  The Fund may be subject to a 20% alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.  The Fund is currently using an estimated 1.96% for state and local tax.

The Fund's income tax provision consists of the following as of November 30, 2014:

Current tax expense (benefit)
Federal	$-
State	-
Total current tax expense	$-

Deferred tax expense (benefit)
Federal	$147,815,472
State	8,034,952
Total deferred tax expense	$155,850,424

The reconciliation between the federal statutory income tax rate of 35% and the effective tax rate on net investment income (loss) and realized and unrealized gain (loss) follows:

	Amount	Rate

Application of statutory income tax rate	$147,815,472	35.00%
State income taxes net of federal benefit	8,277,667	1.96%
Effect of state tax rate change	(242,715)	(0.06)%
Total income tax expense (benefit)	$155,850,424	36.90%

The Fund intends to invest their assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP's taxable income in computing its own taxable income. The Fund's tax expense or benefit will be included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary difference between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset or if a portion of the deferred tax liability is offset by a tax benefit resulting from net operating losses, consideration is given to whether or not a valuation allowance is required against the deferred tax benefit amount. A valuation allowance is required if based on the evaluation criterion provided by ASC 740, Income Taxes (ASC 740) that it is more-likely-than-not that some portion or all of the deferred tax asset will not be realized. Among the factors considered in assessing the Fund's valuation allowance: the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of the statutory carryforward periods and the associated risks that operating and capital loss carryforwards may expire unused. At November 30, 2014, the Fund has determined that it is more likely than not that the deferred tax asset component of the net deferred tax liability, as outlined below, will be realized through future taxable income of the appropriate character.  Accordingly, no valuation allowance has been established at November 30, 2014. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding the deferred tax liability or asset.

Center Coast MLP Focus Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2014

Components of the Fund's deferred tax assets and liabilities as of November 30, 2014 are as follows:

Deferred tax assets:
Net operating loss carryforward (tax basis)	$4,458,591
Capital loss carryforward (tax basis)	-
Deferred tax liabilities:
Net unrealized gains (losses) on investment securities (tax basis)	(310,063,453)
Total net deferred tax asset/(liability)	$(305,604,862)

Unexpected significant decreases in cash distributions from the Fund's MLP investments or significant declines in the fair value of its investments may change the Fund's assessment regarding the recoverability of their deferred tax assets and may result in a valuation allowance.  If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Fund's net asset value and results of operations in the period it is recorded.

The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in their portfolios, and to estimate their associated deferred tax asset/(liability).  Such estimates are made in good faith.  From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding its tax asset/(liability).

The Fund's policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on their Statement of Operations.  As of November 30, 2014, the Fund did not have any interest or penalties associated with the underpayment of any income taxes.

The Fund files income tax returns in the U.S. federal jurisdiction and various states.  All tax years since inception remain open and subject to examination by tax jurisdictions.  The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund's net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions expected to be taken on their tax returns.  Furthermore, management of the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Center Coast MLP Focus Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2014

At November 30, 2014, the Fund had net operating loss carryforwards for federal income tax purposes, which may be carried forward for 20 years, as follows:

Expiration Date
11/30/2033	12,063,287
Total	$12,063,287

For the period ended, November 30, 2014 the Fund utilized $57,725,674 of net operating loss carryforwards.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Liberty Street Advisors, Inc. (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.00% of the Fund’s average daily net assets. The Advisor engages Center Coast Capital Advisors, LP (the “Sub‐Advisor”) to manage the Fund and pays the Sub‐Advisor from its advisory fees.

The Fund’s advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes such as deferred income tax expenses, interest, portfolio transaction expenses, and extraordinary expenses) do not exceed 1.50%, 2.25% and 1.25% of average daily net assets of the A Shares, C Shares and Institutional Shares, respectively, until March 31, 2015.

Foreside Fund Services, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended November 30, 2014, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Effective October 1, 2014, Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. Prior to October 2014, Cipperman & Co. provided CCO services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended November 30, 2014, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At November 30, 2014, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$2,532,199,217

Gross unrealized appreciation	$1,007,704,395
Gross unrealized depreciation	(32,600,937)

Net unrealized appreciation (depreciation) on investments	$975,103,458

Center Coast MLP Focus Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2014

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to income/(loss) from MLP K-1s, which is treated as an increase/(decrease) in cost basis of the MLP shares held, and timing differences in recognizing certain gains and losses in security transactions.

Note 5 – Investment Transactions
For the year ended November 30, 2014, purchases and sales of investments, excluding short-term investments, were $2,422,844,663 and $1,640,912,170, respectively.

Note 6 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the distribution of its shares. Under the Plan, the Fund pays to the Distributor distribution fees in connection with the distribution of the Fund’s Class A and Class C Shares and/or administrative service fees in connection with the provision of ongoing services to shareholders of each such Class and the maintenance of shareholder accounts.

For Class A Shares, the maximum annual fee payable to the Distributor for such distribution and/or administrative services is 0.25% of the average daily net assets of such shares.  For Class C shares, the maximum annual fees payable to the Distributor for distribution services and administrative services are 0.75% and 0.25%, respectively, of the average daily net assets of such shares. The Institutional Class does not pay any distribution fees.

The Advisor’s affiliated broker‐dealer, HRC Fund Associates, LLC (“HRC”), Member FINRA/SIPC, markets the Fund shares to financial intermediaries pursuant to a marketing agreement with the Advisor. In addition, HRC may receive sales charges from the Fund’s Distributor for activities relating to the marketing of Fund shares pursuant to a wholesaling agreement with the Fund’s Distributor. For the year ended November 30, 2014, HRC did not receive any distribution fees or sales commissions pursuant to the wholesaling agreement.

For the year ended November 30, 2014, distribution fees incurred are disclosed on the Statement of Operations.

Note 7 – Shareholder Servicing Plan
The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan (the “Plan”) to pay a fee at an annual rate of up to 0.15% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers effective January 1, 2014. Prior to January 1, 2014, the Shareholder Servicing Plan (the “Plan”) provided for a fee at an annual rate of up to 0.10% of average daily net assets.

For the year ended November 30, 2014, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Center Coast MLP Focus Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2014

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of November 30, 2014, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2*	Level 3*	Total
Investments
Common Stocks[1]	$593,431,625	$-	$-	$593,431,625
Master Limited Partnerships[1]	2,848,440,056	-	-	2,848,440,056
Short-Term Investments	65,430,994	-	-	65,430,994
Total Investments	$3,507,302,675	$-	$-	$3,507,302,675

[1]	All securities held in the Fund are Level 1 securities. For a detailed break-out by major industry classification, please refer to the Schedule of Investments.
*	The Fund did not hold any Level 2 & 3 securities at period end.

Transfers are recognized at the end of the reporting period. There were no transfers at period end.

Center Coast MLP Focus Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2014

Note 10 – Capital Transactions
The Fund has authorized an unlimited number of $0.01 par value shares of each class. Transactions in shares of capital transactions were as follows:

	For the Year Ended November 30, 2014		For the Year Ended November 30, 2013
	Shares	Amount	Shares	Amount
Class A:
Sold	23,411,631	$266,246,950	40,195,270	$434,909,226
Distributions reinvested	3,260,328	37,477,755	3,274,906	35,857,612
Redeemed	(49,840,800)	(581,726,425)	(14,987,175)	(162,874,901)
Net Increase (Decrease)	(23,168,841)	$(278,001,720)	28,483,001	$307,891,937
Class C:
Sold	28,162,938	$312,841,558	41,529,951	$441,213,533
Distributions reinvested	4,123,302	46,143,693	2,683,951	28,714,818
Redeemed	(8,065,587)	(89,652,920)	(4,752,538)	(50,409,223)
Net Increase	24,220,653	$269,332,331	39,461,364	$419,519,128
Institutional Class:
Sold	99,447,475	$1,156,788,361	41,237,629	$447,791,372
Distributions reinvested	5,272,771	61,756,925	2,409,523	26,481,710
Redeemed	(27,229,714)	(316,588,767)	(13,271,640)	(143,821,552)
Net Increase	77,490,532	$901,956,519	30,375,512	$330,451,530

Note 11 – Derivative and Hedging Disclosure
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund had expiration of written options during the year ended November 30, 2014.

The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Operations for the year ended November 30, 2014 are presented in the table below.

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Written Options Contracts
Equity contracts	$104,093
Total	$104,093

Center Coast MLP Focus Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2014

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Written Options Contracts
Equity contracts	$591
Total	$591

The quarterly average volumes of derivative instruments as of November 30, 2014 are as follows:

Derivatives not designated as hedging instruments
Equity contracts	Written options contracts	Number of contracts	(66)

Note 12 – Disclosures about Offsetting Assets and Liabilities
Disclosures about Offsetting Assets and Liabilities require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 13 – Recently Issued Accounting Pronouncements
In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11 Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The amendments in this ASU require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings. The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statement disclosures.

Note 14 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
Investment Managers Series Trust

We have audited the accompanying statement of assets and liabilities of the Center Coast MLP Focus Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of November 30, 2014, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period December 31, 2010 (commencement of operations) to November 30, 2011.  These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Center Coast MLP Focus Fund as of November 30, 2014, and the results of its operations, the changes in its net assets for the two years in the period then ended and its financial highlights for the three years in the period then ended and for the period December 31, 2010 to November 30, 2011, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
January 28, 2015

Center Coast MLP Focus Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Trustees and Officer Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (877) 766-0066.  The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
“Independent” Trustees:
Charles H. Miller[a] (born 1947) Trustee	Since November 2007	Retired (2013-present). Executive Vice President, Client Management and Development, Access Data Corporation, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	76	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	76	None.
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2013-present). Independent financial services consultant (1996-2014); Interim CEO, Unified Fund Services, Inc. (now Huntington Fund Services), a mutual fund service provider (2003-2006); Senior Vice President, Oppenheimer Management Company (1983-1996). Board Member Emeritus –NICSA, an investment management trade association (2012-present).	76	None.
Interested Trustees:
John P. Zader a † (born 1961) Trustee	Since November 2007	Retired (2014-present). CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, (2006-June 2014). President, Investment Managers Series Trust (December 2007-June 2014).	76	Investment Managers Series Trust II, a registered investment company.
Eric M. Banhazlb† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration, LLC (2006 – present).	76	Investment Managers Series Trust II, a registered investment company.
Officers of the Trust
Maureen Quill [a] (born 1963) President	Since June 2014	Chief Operating Officer (June 2014-present); Executive Vice-President, UMB Fund Services, Inc. (January 2007-June 2014). Vice-President, Investment Managers Series Trust (December 2013 – June 2014).	N/A	N/A

Center Coast MLP Focus Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007	Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007).	N/A	N/A
Rita Dam[b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration, LLC (2006 – present).	N/A	N/A
Joy Ausili[b] (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration, LLC (2006 – present).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009-2010).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 W. Galena Street, Milwaukee, WI 53212.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740.
Address for Mr. Dziura: 39 Statford Square, Boyerstown, PA 19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position as an officer of the Trust.
‡	Mr. Zader is being treated as an “interested person” of the Trust until July 1, 2016, by reason of his former position with UMB Fund Services, Inc.

Center Coast MLP Focus Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Board Consideration of Investment Advisory Agreement (Unaudited)
At in-person meetings held on August 21, 2014, and September 23-24, 2014, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Liberty Street Advisors, Inc. (the “Investment Advisor”) and the Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Fund Advisory Agreements”) between the Investment Advisor and Center Coast Capital Advisors, LP (the “Sub-Advisor”) with respect to the Center Coast MLP Focus Fund series of the Trust (the “Fund”) for additional one-year terms. In approving renewal of the Fund Advisory Agreements, the Board, including the Independent Trustees, determined that renewal of each Agreement was in the best interests of the Fund and its shareholders.

Background
In advance of the meetings, the Board received information about the Fund and the Fund Advisory Agreements from the Investment Advisor, the Sub-Advisor, and Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the organization and financial condition of the Investment Advisor and the Sub-Advisor; information regarding the background and experience of relevant personnel providing services to the Fund; reports comparing performance of the Fund with returns of the S&P 500 Index, the Alerian MLP Index and a group of comparable funds selected by Morningstar, Inc. (the “Performance Peer Group”) from its Domestic Energy fund universe (the “Performance Universe”) for the one- and three-year periods ended June 30, 2014; reports regarding the investment advisory fees and total expenses of the Fund compared with those of a group of comparable funds selected by Morningstar, Inc. (the “Expense Peer Group”) from its Energy Limited Partnership fund universe (the “Expense Universe”); and information about the Investment Advisor’s and Sub-Advisor’s policies and procedures, including their compliance manuals and brokerage and trading procedures. The Board also received a memorandum from the independent legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Fund Advisory Agreements. In addition, the Board considered information reviewed by it during the year at other Board and Board committee meetings. No representatives of the Investment Advisor were present during the Board’s consideration of the Advisory Agreement.

In approving renewal of each Fund Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
The Board considered information included in the meeting materials regarding the performance of the Fund. The Board noted that the materials they reviewed indicated as follows:

•	The total return of the Fund for the one-year period was below the median return of the Domestic Energy Performance Universe by 1,634 basis points, below the median return of the Performance Peer Group by 1,448 basis points, below the S&P 500 Index return by 869 basis points, and below the Alerian MLP Index return by 565 basis points; and
•	For the three-year period, the Fund’s annualized returns exceeded the median return of the Performance Universe, but were lower than the median return of the Performance Peer Group by 533 basis points, lower than the Alerian MLP Index return by 468 basis points, and lower than the return of the S&P 500 Index by 230 basis points.

Center Coast MLP Focus Fund
SUPPLEMENTAL INFORMATION (Unaudited)

The Trustees considered that the Fund’s investment objective is to seek maximum total return with an emphasis on providing cash distributions to shareholders, and that although the Fund had underperformed most of its benchmarks and peers, it had continued to make monthly distributions to shareholders and that the distributions had slightly increased in 2013. The Trustees noted that the Fund does not qualify as a “regulated investment company” under the Internal Revenue Code 0f 1986 and is therefore taxed as a C-corporation, unlike most other mutual funds, which results in an approximately 400-basis point drag on performance; that the Fund had assumed lower investment risk than its benchmarks and its peers generally, as measured by standard deviation; and that many MLP funds receive returns from income rather than capital appreciation, and therefore there can be significant variation in the returns of different MLP funds. The Trustees further noted that the Domestic Energy Performance Universe includes many funds that are not MLP funds and therefore have different risk/return profiles from MLP funds.

The Trustees also observed that the Investment Advisor was recommending the renewal of the Sub-Advisory Agreement and that the Investment Advisor believed the Fund’s performance over the last 12 months was consistent with, and that the Fund was well positioned to continue to meet, its investment objective.

The Board also considered the overall quality of services provided by the Investment Advisor and the Sub-Advisor to the Fund. In doing so, the Board considered the Investment Advisor’s role as the Fund’s investment advisor, noting that the Investment Advisor provides overall supervision of the general investment management and investment operations of the Fund and oversees the Sub-Advisor with respect to the Fund’s operations, including monitoring the investment and trading activities of the Sub-Advisor, and monitoring the Fund’s compliance with its investment policies; and that the Sub-Advisor’s responsibilities include day-to-day portfolio management. The Board also considered the qualifications, experience and responsibilities of the personnel involved in the activities of the Fund and the commitment of the Investment Advisor to the maintenance and growth of the Fund’s assets. In addition the Board considered the overall quality of the organization and operations, and the compliance structure and compliance procedures, of each of the Investment Advisor and the Sub-Advisor. The Board and the Independent Trustees concluded that based on the various factors they had reviewed the nature, overall quality, and extent of the management and oversight services provided by each of the Investment Advisor and the Sub-Advisor to the Fund were satisfactory.

Advisory Fee and Expense Ratio
The Board considered information included in the meeting materials regarding the investment advisory fees and total expenses of the Fund. The Board noted that the meeting materials indicated that the investment advisory fees (gross of fee waivers) for the Fund were above the Expense Peer Group median by less than three basis points and equal to the Expense Universe median, and that the total expenses (net of fee waivers) paid by the Fund were below the Expense Peer Group median and slightly higher (by three basis points) than the Expense Universe median. The Trustees noted that of the funds in the Expense Peer Group that are taxed as C-corporations, the Fund had the lowest advisory fee. The Trustees also noted that they could not compare fees charged by the Investment Advisor to the Fund to those of any other accounts because the Investment Advisor does not manage any other accounts with the same objectives as the Fund.

The Board reviewed information regarding the sub-advisory fees charged by the Sub-Advisor with respect to the Fund, and considered the relative levels and types of services provided by the Investment Advisor and the Sub-Advisor. The Board noted that the Investment Advisor’s services include supervision and monitoring of the investment and trading activities of the Sub-Advisor, analysis of the Fund’s investment operations, and general administrative services related to the Investment Advisor’s overall supervision of the Fund. The Board noted that the fees charged by the Sub-Advisor were significantly less than the fees it charges to its private investment fund clients, which pay a performance fee, and within the range of the fees it charges other institutional clients. The Board also noted that the Investment Advisor pays the Sub-Advisor’s sub-advisory fees out of the Investment Advisor’s advisory fee.

Center Coast MLP Focus Fund
SUPPLEMENTAL INFORMATION (Unaudited)

The Board and the Independent Trustees concluded that the compensation payable to each of the Investment Advisor and the Sub-Advisor under its respective Fund Advisory Agreement was fair and reasonable in light of the services provided by such company to the Fund.

Profitability and Economies of Scale
The Board also considered information relating to the Investment Advisor’s costs and profits with respect to the Fund for the year ended June 30, 2014, and the Board determined that the Investment Advisor’s profitability with respect to the Fund was reasonable. The Board also considered the benefits received by the Investment Advisor, its affiliates and the Sub-Advisor as a result of their relationships with the Fund (other than investment advisory and sub-advisory fees), including benefits received by the Investment Advisor’s affiliated broker-dealer in connection with the marketing of Fund shares, 12b-1 distribution fees paid to the Investment Advisor’s affiliates, research services provided to the Sub-Advisor by broker-dealers providing execution services to the Fund, and the intangible benefits of their association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. The Trustees also noted that although there were no advisory or sub-advisory fee breakpoints, the Investment Advisor had in the past year just finished recouping the advisory fees it had previously waived to meet the Fund’s expense cap, and they considered the Investment Advisor’s indication that it monitors the advisory fees of the those funds the Investment Advisor considers to be direct competitors of the Fund, both of which have higher advisory fees than the Fund (and only one of which has breakpoints, the lower tier of which is higher than the Fund’s advisory fee), and that the Investment Advisor would continue to monitor those funds and make any recommendations with respect to the Fund’s advisory fees as it deems appropriate.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of each Fund Advisory Agreement is in the best interests of the Fund and its shareholders and, accordingly, approved renewal of each Fund Advisory Agreement.

Center Coast MLP Focus Fund
EXPENSE EXAMPLE
For the Six Months Ended November 30, 2014 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments on certain classes, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Class A and Class C only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2014 to November 30, 2014.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		6/1/14	11/30/14	6/1/14 – 11/30/14
Class A	Actual Performance	$1,000.00	$1,027.00	$13.86
	Hypothetical (5% annual return before expenses)	1,000.00	1,011.37	13.77
Class C	Actual Performance	1,000.00	1,023.30	24.76
	Hypothetical (5% annual return before expenses)	1,000.00	1,000.58	24.50
Institutional Class	Actual Performance	1,000.00	1,027.70	23.17
	Hypothetical (5% annual return before expenses)	1,000.00	1,002.21	22.89

*
Expenses are equal to the Fund’s annualized expense ratio of 2.73%, 4.88% and 4.56% for Class A, Class C and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six month period). The expense ratios reflect a recovery of previously waived expenses and include deferred income tax expense incurred by the Fund. Assumes all dividends and distributions were reinvested.

This page is intentionally left blank

Center Coast MLP Focus Fund
A series of Investment Managers Series Trust

Investment Advisor
Liberty Street Advisors, Inc.
125 Maiden Lane, 6th Floor
New York, New York 10038

Sub-Advisor
Center Coast Capital Advisors, LP
1100 Louisiana Street, Suite 5025
Houston, Texas 77002

Independent Registered Public Accounting Firm
Tait Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

 Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Center Coast MLP Focus Fund – Class A	CCCAX	461 418 584
Center Coast MLP Focus Fund – Class C	CCCCX	461 418 576
Center Coast MLP Focus Fund – Institutional Class	CCCNX	461 418 568

Privacy Principles of the Center Coast MLP Focus Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Center Coast MLP Focus Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 766-0066, on the Fund’s website at www.cccmlpfocusfund.com or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (877) 766-0066 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  www.sec.gov or by calling the Fund at (877) 766-0066. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Section may be obtained by calling (800) SEC-0330.

Center Coast MLP Focus Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free:  (877) 766-0066

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-877-766-0066.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2014	FYE 11/30/2013
Audit Fees	$14,250	$13,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2014	FYE 11/30/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 11/30/2014	FYE 11/30/2013
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	2/9/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	2/9/2015

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	2/9/2015